Variable Annuities Issued by Minnesota Life

Supplement dated May 1, 2025 to the following booklets dated May 1, 2025:

•	MultiOption® Achiever Variable Annuity

•	MultiOption® Classic Variable Annuity

•	MultiOption® Variable Annuity (UMOA/Megannuity)

•	MultiOption® Legend Variable Annuity

•	MultiOption® Select Variable Annuity

Effective December 31, 2024, the SFT Delaware IvySM Growth Fund changed its name to the SFT Macquarie Growth Fund and the SFT Delaware IvySM Small Cap Growth Fund changed its name to the SFT Macquarie Small Cap Growth Fund. All references to the SFT Delaware IvySM Growth Fund and SFT Delaware IvySM Small Cap Growth Fund are hereby replaced with SFT Macquarie Growth Fund and SFT Macquarie Small Cap Growth Fund, respectively.

Please retain this supplement for future reference

F109225 05-2025